--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002
Dear Shareholder:

     With an economy looking to find secure footing, volatility was widespread through the overall marketplace for the semi-annual period. After the events of September 11th, investors flocked to the bond market in search of stability. However, at the onset of the period, returns in the fixed income markets were depressed as strong consumer and military spending indicated the potential for an economic recovery. Fluctuations continued into 2002 as bonds posted strong returns during the first two months of the new year. In the closing days of March, fixed income securities reversed their positive trend only to once again rally during April. For the six months ended April 30, 2002, the LEHMAN BROTHERS AGGREGATE INDEX, a broad measure of the taxable bond market, finished relatively flat at -0.01%.*

     Much of the activity in the market can be attributed to the actions of the Federal Reserve Board (the "Fed"). After eleven rate reductions in 2001, the Fed ended its accommodative monetary policy in the first quarter to assess the impact of 4.75% of monetary stimulus on the economy. While this was an acknowledgement that the country is in the early stages of economic recovery, it also signaled that rates might rise on the belief that a comeback in inflation poses the same risk as further economic weakness. In March, fixed income markets suffered following the Fed's decision to leave rates unchanged, which led the investment community to anticipate an economy in the early stages of recovery.

     Looking broadly at the fixed income market, mortgage-backed securities provided strong returns as fears of rising interest rates reduced the volume of prepayments as the speed of mortgage refinancings decreased. Corporate bonds experienced mixed returns over the period as concerns surrounding corporate earnings and accounting practices increased the event risk within that sector and impeded returns. In the wake of Enron's collapse, many companies have now begun to reduce their debt and increase their credit quality. Longer-term U.S. Government bond prices (which move in the opposite direction from yields) lagged during the period with more promising economic data emerging throughout the period. However, towards the latter part of the period, we believed Treasuries were attractively priced and that rates should fall, barring a robust economic recovery.

     Closing out the period, despite rising unemployment numbers in April, U.S. manufacturing, measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels while retail sales continued to grow. Inflation levels remained relatively benign and low inventory levels should continue to support the manufacturing data. However, we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery.

     As the Canadian economy advances into 2002, many economic indicators, including GDPand employment, are noting upward trends. Canada now appears to be operating at a higher level than expected and is moving towards full production capacity more rapidly than anticipated. However, similair to the U.S., the sustainability of the Canadian consumer in the marketplace remains in question.

     The fluctuations seen in the bond market over the last six months reemphasize the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of doing this, and we encourage you to consult one when making an investment.

     The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a detailed listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,




/s/ Laurence D. Fink                      /s/ Ralph L. Schlosstein

Laurence D. Fink                          Ralph L. Schlosstein
Chairman                                  President

----------
* The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock North American Government Income Trust Inc. (the "Trust") for the six months ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's current investment objective is to manage a portfolio of investment grade securities to achieve high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities. The Canadian dollar-denominated securities consist primarily of Canadian provincial debt, Canadian Treasury, and Canadian corporate securities. The U.S. portion of the portfolio consists primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's, "Baa" by Moody's, or determined by the advisor to be of similar quality at time of purchase or be issued or guaranteed by the Canadian or U.S. governments or their agencies.

     The table below summarizes the changes in the Trust's stock price and NAV:

                            ----------------------------------------------------
                             4/30/02   10/31/01   CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE                  $ 10.17    $ 10.41    (2.31)%   $ 10.45    $  9.90
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)        $ 11.44    $ 11.47    (0.26)%   $ 11.47    $ 10.89
--------------------------------------------------------------------------------
CURRENCY EXCHANGE RATE       $0.6378    $0.6296     1.30%    $0.6398    $0.6198
--------------------------------------------------------------------------------
10-YEAR U.S. TREASURY NOTE      5.09%      4.23%   20.33%       5.43%      4.18%
--------------------------------------------------------------------------------


THE U.S. AND CANADIAN FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product (GDP) during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee (FOMC) to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher Fed funds rate by year-end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern. Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     For the period, the LEHMAN BROTHERS MORTGAGE INDEX returned 1.57% versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgages saw poor performance during the first two months of the period as prepayments increased dramatically and the volume of refinancing reached record levels. The first quarter of 2002 fared much better for mortgage-backed securities, which benefited from reduced volatility and increased demand. During the first three months of 2002, refinancing activity, as measured by the MBAA (Mortgage Bankers Association of America) Refinance Index, declined 78% from the all-time high it reached in November, helping mortgages to outperform Treasuries by 1.14% on a duration adjusted basis. Although lower coupon mortgages outperformed during November and December, decreased volatility in 2002 allowed higher coupons to outperform lower coupon issues year-to-date. Prepayments are expected to remain elevated for several months as over 25% of the mortgage coupons outstanding have an incentive to refinance. Despite increasing discussions of reform initiatives that could potentially affect FNMA and FHLMC, there has been little impact on their performance.

     During the period, Canadian bonds outperformed intermediate Treasuries as the yield on the 10-year Canadian rose 0.75% versus an increase of 0.86% for the 10-year Treasury. Canadian bond yields rose across the entire yield curve, most notably in the 2- and 5-year maturity ranges. Canadian economic growth remained strong through the first months of 2002, spurred on by the low interest rate environment. The advance of leading economic indicators verified that a recovery is in progress as GDP has shown consistent monthly increases since October of 2001. The end of 2001 also saw an increase in housing starts spurred by low mortgage rates. The early months of 2002 have sustained high motor vehicle sales, which began during 2001. Exports initially posted strong numbers, but finished the period relatively flat as auto merchandise and airline products dropped off during the waning months. The strength of the Canadian economy has also seen solid employment gains in the first four months of 2002. However, business investment still lags as low capacity utilization rates and weak profits are constraining capital budgets. As the economy seems to be sustaining growth, the Bank of Canada increased interest rates on April 16th and plans to continue increasing rates in a "timely and measured manner" over the next year. Expectations forecast Canadian overnight rates rising in 25 basis point increments to reach 3.5% by the end of 2002 and potentially more increases next year. As in the United States, the question of pent-up demand and the durability of consumer spending is a valid point of concern for the Canadian outlook. As of April 30, 2002, the currency exchange rate between the Canadian and U.S. dollar was $0.6378 versus $0.6296 on October 31, 2001.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian dollar and asset exposure may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar.

     The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN
    ----------------------------------------------------------------------------
      COMPOSITION                               APRIL 30, 2002  OCTOBER 31, 2001
    ----------------------------------------------------------------------------
      CANADIAN PORTFOLIO ALLOCATION                   59%               57%
    ----------------------------------------------------------------------------
      Canadian Government Securities                  24%               25%
    ----------------------------------------------------------------------------
      Canadian Corporate Bonds                        13%               14%
    ----------------------------------------------------------------------------
      Nova Scotia                                      8%                6%
    ----------------------------------------------------------------------------
      New Brunswick                                    3%                3%
    ----------------------------------------------------------------------------
      Saskatchewan                                     2%                2%
    ----------------------------------------------------------------------------
      Prince Edward Island                             2%                2%
    ----------------------------------------------------------------------------
      Newfoundland                                     2%                2%
    ----------------------------------------------------------------------------
      Ontario                                          2%                2%
    ----------------------------------------------------------------------------
      Quebec                                           2%                1%
    ----------------------------------------------------------------------------
      Manitoba                                         1%               --
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
      U.S. PORTFOLIO ALLOCATION                       41%               43%
    ----------------------------------------------------------------------------
      Agency Mortgage Pass-Throughs                    9%                3%
    ----------------------------------------------------------------------------
      Interest Only Mortgage-Backed Securities         8%               11%
    ----------------------------------------------------------------------------
      FHA Project Loans                                7%                6%
    ----------------------------------------------------------------------------
      Inverse Floating Rate Mortgages                  6%               11%
    ----------------------------------------------------------------------------
      Principal Only Mortgage Backed Securities        5%                6%
    ----------------------------------------------------------------------------
      U.S. Government and Agency Securities            3%                3%
    ----------------------------------------------------------------------------
      Agency Multiple Class Mortgage Pass-Throughs     3%                3%
    ----------------------------------------------------------------------------

     The Trust moderately increased its exposure to Canada during the semi-annual period, as stronger momentum continued to mount from Canadian economic reports and yields on Canadian bonds outperformed U.S. governments. Increasingly positive economic data from the Canadian markets including rising GDP and higher employment figures and housing starts helped boost the Canadian dollar. The pickup in economic growth over the final quarter of 2001 has continued well into the first four months of 2002. The Bank of Canada now projects that the Canadian economy will grow between 3.50% and 4.50% at an annualized rate in the first half of 2002 and that the economy is expected to be operating at full capacity in the second half of 2003. The Canadian dollar finished the period stronger relative to the U.S. dollar while both Canadian and U.S. Treasuries cheapened across the entire yield curve. Within the U.S. markets, the Trust's allocation to mortgages helped performance as this sector posted strong returns during the semi-annual period.

     We will continue to manage the Trust to seek to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in The BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Michael P. Lustig

Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BNA
--------------------------------------------------------------------------------
  Initial Offering Date:                                    December 20, 1991
--------------------------------------------------------------------------------

  Closing Stock Price as of 4/30/02:                            $  10.17
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                $  11.44
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/02 ($10.17)(1):           7.37%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                    $ 0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $ 0.7500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
  RATING*  (000)              DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--107.4%
                 UNITED STATES SECURITIES--44.0%
                 MORTGAGE PASS-THROUGHS--9.3%
        $  553   Federal Home Loan Mortgage Corp.,
                   6.50%, 2/01/28 - 11/01/28                         $  561,263
                 Federal National Mortgage Association,
         7,734     5.50%, 12/01/13 - 2/01/14, 15 year ...........     7,743,469
        24,916@    6.50%, 9/01/31 - 4/01/32 .....................    25,211,600
         2,639     7.00%, 2/01/24 - 1/01/29 .....................     2,728,952
           539   Government National Mortgage Association,
                   8.00%, 4/15/24 - 11/15/25 ....................       571,693
                                                                    -----------
                                                                     36,816,977
                                                                    -----------
                 FEDERAL HOUSING ADMINISTRATION--6.9%
                 GMAC,
         1,582     Series 37, 7.43%, 10/01/22 ...................     1,555,799
           727     Series 44, 7.43%, 8/01/22 ....................       716,900
         1,539     Series 59, 7.43%, 7/01/21 ....................     1,518,073
           150     Series 65, 7.43%, 12/01/21 ...................       147,618
                 Merrill,
         2,149     Series 29, 7.43%, 6/01/22 ....................     2,119,358
        17,356     Series 42, 7.43%, 9/01/22 ....................    17,119,098
         2,071   Reilly, Series B-11,
                   7.40%, 4/01/21 ...............................     2,042,516
         2,112   Westmore Project 8240,
                   7.25%, 4/01/21 ...............................     2,083,186
                                                                    -----------
                                                                     27,302,548
                                                                    -----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--3.3%
                 Federal Home Loan Mortgage
                   Corp., Multiclass Mortgage
                   Participation Certificates,
         2,506@    Series 1104, Class 1104-L,
                     6/15/21 ....................................     2,687,931
         2,000@    Series 1601, Class 1601-SE,
                     10/15/08 ...................................     2,131,875
         4,122     Series 1649, Class 1649-S,
                     12/15/08 ...................................     4,254,569
                 Federal National Mortgage Association, REMIC
                   Pass-Through Certificates,
         1,256     Trust 1989-90, Class 90-E,
                     12/25/19 ...................................     1,320,309
           424     Trust 1993-224, Class 224-SD,
                     11/25/23 ...................................       415,657
         2,100     Trust 1996-14, Class 14-M,
                     10/25/21 ...................................     2,047,500
                                                                    -----------
                                                                     12,857,841
                                                                    -----------
                 NON-AGENCY MULTIPLE CLASS
                 MORTGAGE PASS-THROUGHS--0.2%
AAA        627   Summit Mortgage Trust,
                   Series 2000-1, Class B1,
                     12/28/12** .................................       634,382
                                                                    -----------
                 ADJUSTABLE RATE MORTGAGES--0.2%
           721   Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
                   Trust 1993-256, Class 256-F,
                     11/25/23 ...................................       619,719
                                                                    -----------
                 INVERSE FLOATING RATE
                 MORTGAGES--6.2%
AAA      1,696   Countrywide Funding Corp.,
                   Series 1993-10, Class 10-A8,
                     1/25/24 ....................................     1,786,903
                 Federal Home Loan Mortgage
                   Corp., Multiclass Mortgage
                   Participation Certificates,
           964     Series 1526, Class 1526-SA,
                     6/15/23 ....................................       806,157
           363     Series 1560, Class 1560-SL,
                     8/15/23 ....................................       363,055
           822     Series 1570, Class 1570-SA,
                     8/15/23 ....................................       848,112
           266     Series 1590, Class 1590-OA,
                     10/15/23 ...................................       268,767
         1,225     Series 1590, Class 1590-T,
                     10/15/23 ...................................     1,071,920
         1,000     Series 1611, Class 1611-JC,
                     8/15/23 ....................................     1,026,875

           218     Series 1666, Class 1666-S,
                     1/15/24 ....................................       211,084
         2,250@    Series 1688, Class 1688-S,
                     12/15/13 ...................................     2,269,688
         3,092     Series 1699, Class 1699-ST,
                     3/15/24 ....................................     2,307,110

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
  RATING*  (000)              DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 INVERSE FLOATING RATE
                 MORTGAGES (CONT'D)
                 Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
        $  314     Trust 1991-87, Class 87-S,
                     8/25/21 ....................................   $   376,362
           213     Trust 1991-145, Class 145-S,
                     10/25/06 ...................................       265,679
         1,186     Trust 1993-97, Class 97-SB,
                     5/25/23 ....................................       907,618
           701     Trust 1993-113, Class 113-SB,
                     7/25/23 ....................................       717,443
         1,309     Trust 1993-147, Class 147-S,
                     8/25/23 ....................................     1,383,101
         1,154     Trust 1993-170, Class 170-SC,
                     9/25/08 ....................................     1,176,021
         1,581     Trust 1993-179, Class 179-SB,
                     10/25/23 ...................................     1,852,068
         1,700     Trust 1993-196, Class 196-SC,
                     10/25/08 ...................................     1,712,750
         1,825     Trust 1993-214, Class 214-S,
                     12/25/08 ...................................     1,916,544
         1,808     Trust 1994-23, Class 23-PS,
                     4/25/23 ....................................     1,897,159
           466     Trust 1999-1, Class 1-S,
                     7/25/23 ....................................       466,094
Aaa        895   Prudential Home Mortgage
                   Securities Co., Mortgage
                   Pass-Through Certificates,
                   Series 1993-54, Class 54-A28,
                     1/25/24 ....................................       845,526
                                                                    -----------
                                                                     24,476,036
                                                                    -----------

                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--8.6%
                 BA Mortgage Securities Inc.,
           370     Series 1997-1, Class 1-X,
                     7/25/26 ....................................        59,974
           830     Series 1998-1, Class 1-2X,
                     5/28/13 ....................................       119,637
        11,046   Bank of America Mortgage Securities,
                   Series 1999-1, Class 1-A7,
                     3/25/29 ....................................       802,564
        76,747   Countrywide Home Loans, Inc.,
                   Series 1998-6, Class 6-X,
                     6/25/13 ....................................       719,502
         8,135    Credit Suisse First Boston Mortgage
                   Securities Corp.,
                   Series 1997-C1, Class C1-AX,
                     6/20/29** ..................................       527,249
                 Federal Home Loan Mortgage
                   Corp., Multiclass Mortgage
                   Participation Certificates,
         2,070     Series 1223, Class 1223-H,
                     3/15/22 ....................................       440,101
         1,430     Series 1254, Class 1254-Z,
                     4/15/22 ....................................       311,776
         2,747     Series 1353, Class 1353-S,
                     8/15/07 ....................................       236,956
            48     Series 1388, Class 1388-I,
                     6/15/07 ....................................       518,615
         6,728     Series 1644, Class 1644-DA,
                     12/15/23 ...................................       207,089
        28,188     Series 1671, Class 1671-JB,
                     1/15/24 ....................................     2,373,946
        14,794     Series 1809, Class 1809-SC,
                     12/15/23 ...................................     1,382,328
         3,281     Series 1831, Class 1831-PG,
                     3/15/11 ....................................       527,044
         7,000     Series 2002, Class 2002-HJ,
                     10/15/08 ...................................       497,491
         1,851     Series 2039, Class 2039-PI,
                     2/15/12 ....................................       165,424
         2,517     Series 2044, Class 2044-PF,
                     6/15/20 ....................................       186,133
         8,908     Series 2078, Class 2078-SK,
                     7/15/23 ....................................       236,621
         6,482     Series 2080, Class 2080-PL,
                     1/15/27 ....................................     1,207,258
         3,414     Series 2103, Class 2103-PI,
                     5/15/12 ....................................       320,595
           856     Series 2137, Class 2137-CI,
                     10/15/26 ...................................       116,665

                 Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
            18     Trust G46, Class G46-H,
                     12/25/09 ...................................       404,712
           461     Trust G1992-5, Class 5-H,
                     1/25/22 ....................................       109,555
        20,800@    Trust 299, Class 299-2,
                     5/01/28 ....................................     4,654,862
        15,405     Trust 301, Class 301-2,
                     4/01/29 ....................................     3,591,322
        18,744     Trust 1992-151, Class 151-S,
                     8/25/07 ....................................     1,698,717
         1,003     Trust 1993-46, Class 46-S,
                     5/25/22 ....................................        88,319
         4,546     Trust 1993-199, Class 199-SB,
                     10/25/23 ...................................       318,200
           414     Trust 1993-202, Class 202-QA,
                     6/25/19 ....................................         8,414

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
  RATING*  (000)              DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
                 Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates, (cont'd)
       $ 3,243     Trust 1996-7, Class 7-PH,
                     4/25/11 ....................................   $   385,139
         5,548     Trust 1997-16, Class 16-SM,
                     2/25/23 ....................................       637,984
         2,827     Trust 1997-50, Class 50-SI,
                     4/25/23 ....................................        68,911
        10,224     Trust 1997-65, Class 65-SG,
                     6/25/23 ....................................       777,429
           674     Trust 1997-68, Class 68-S,
                     10/18/27 ...................................        21,921
         2,272     Trust 1998-25, Class 25-PG,
                     3/18/22 ....................................        76,307
         5,502     Trust 1998-46, Class 46-SG,
                     6/18/25 ....................................       369,674
         4,351     TRUST 1999-12, CLASS 12-SJ,
                     12/25/23 ...................................       237,965
        27,330   G.E. Capital Mortgage Services, Inc.,
                   Trust 1999-11, Class 11-A5,
                     7/25/29 ....................................     1,755,068
                 GMAC Commercial Mortgage
                   Securities Inc.,
                   Mortgage Certificates,
        16,097     Trust 1997-C1, Class C1-X,
                     7/15/29 ....................................     1,019,495
        18,211     Trust 1998-C2, Class C2-X,
                     5/15/35 ....................................       586,167
        19,497   Goldman Sachs Mortgage
                   Securities Corp., Mortgage
                   Participation Certificates,
                   Series 1998-5, Class 5-IO,
                     6/19/27** ..................................       402,127
           897   Government National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
                   Trust 1995-3, Class 3-E,
                     6/16/25 ....................................       174,331
        12,688   Hanover Grantor Trust,
                   Series 1999-A, Class A1-IO,
                     8/28/27** ..................................       156,619
                 Headlands Mortgage Securities Inc.,
         9,309     Series 1997-1, Class X1,
                     3/25/27 ....................................        52,363
        17,575     Series 1997-4, Class X,
                     11/25/27 ...................................       104,349
        51,458   Merrill Lynch Mortgage Investors, Inc.,
                   Series 1997-C2, Class C2-IO,
                     12/10/29 ...................................     2,783,015
         4,654   Morgan Stanley Capital 1 Inc.,
                   Trust 1997-HF1, Class HF1-X,
                     7/15/29** ..................................       244,914
        43,280   Norwest Asset Securities Corp.,
                   Series 1997-12, Class A11,
                     9/25/27 ....................................        13,525
        35,297   Prudential Home Mortgage
                   Securities Co., Mortgage
                   Pass-Through Certificates,
                   Series 1994-5, Class A9,
                     2/25/24 ....................................       110,303
        23,923   Residential Accredit Loans Inc.,
                   Series 2000-QS9, Class HJ,
                     8/25/30 ....................................        18,690
                 Residential Asset Securitization Trust,
        23,206     Series 1999-A3, Class X,
                     5/25/29 ....................................       213,928
        24,059     Series 2000-A5, Class A2,
                     9/25/30 ....................................       808,219
           817   Residential Funding Mortgage
                   Securities I Inc.,
                   Series 1998-S30, Class A7,
                     12/25/28 ...................................       278,251
        36,735   Salomon Brothers Mortgage
                   Securities VII Inc., Mortgage
                   Pass-Through Certificates,
                   Series 2000-1, Class IO,
                     3/25/22 ....................................       275,512
        45,794   Vendee Mortgage Trust,
                   Series 1997-1, Class IO,
                     2/15/27 ....................................       400,694
                                                                    -----------
                                                                     33,803,969
                                                                    -----------

                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--5.6%
                 Federal Home Loan Mortgage
                   Corp., Multiclass Mortgage
                   Participation Certificates,
            69     Series G-50, Class G50-AM,
                     4/25/24 ....................................        68,712
         6,302@    Series 1570, Class 1570-C,
                     8/15/23 ....................................     5,966,856
         4,504@    Series 1686, Class 1686-B,
                     2/15/24 ....................................     3,259,857
           177     Series 1691, Class 1691-G,
                     3/15/24 ....................................       175,594
           696     Series 1739, Class 1739-B,
                     2/15/24 ....................................       613,954
           226     Series 1857, Class 1857-PB,
                     12/15/08 ...................................       217,128
         5,119     Series 2009, Class 2009-HJ,
                     10/15/22 ...................................     4,524,236

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
  RATING*  (000)              DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
                 Federal Home Loan Mortgage
                   Corp., Multiclass Mortgage
                   Participation Certificates (cont'd)
       $ 4,000@    Series 2082, Class 2082-PN,
                     1/15/24 ....................................   $ 2,570,000
            63     Series 2087, Class 2087-PO,
                     9/15/25 ....................................        59,383
                 Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
           451     Trust 279, Class 279-1,
                     7/01/26 ....................................       393,745
           187     Trust 1996-38, Class 38-E,
                     8/25/23 ....................................       183,843
         3,102     Trust 1998-26, Class 26-L,
                     3/25/23 ....................................     2,651,743
           445     Trust 1998-48, Class 48-P,
                     8/18/28 ....................................       405,423
AAA      6,055   Fund America Investors Corp.,
                   Series 1993-C, Class B,
                     4/29/30 ....................................     1,072,970
           127   Government National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
                   Trust 1999-40, Class 40-N,
                     6/20/27 ....................................       123,492
                                                                    -----------
                                                                     22,286,936
                                                                    -----------
                 U.S. GOVERNMENT AND
                 AGENCY SECURITIES--3.7%
         9,687   Overseas Private Investment Corp.,
                     5.46%-7.35%, 5/29/12 .......................    10,004,553
         2,737   Small Business Administration,
                   Series 1996-20K,
                     6.95%, 11/01/16 ............................     2,837,084
         1,750@  United States Treasury Notes,
                     4.625%, 5/15/06 ............................     1,772,960
                                                                    -----------
                                                                     14,614,597
                                                                    -----------
                 Total United States Securities
                   (cost $173,675,373) ..........................   173,413,005
                                                                    -----------
                 CANADIAN SECURITIES--63.4%
                 CANADIAN CORPORATE BONDS--14.4%
                 407 International Inc.,
A      C$7,000     6.47%, 7/27/29** .............................     4,261,879
BBB      2,910     9.00%, 8/15/07 ...............................     2,077,962
A+       3,500   Bell Canada,
                   11.45%, 4/15/10 ..............................     2,844,378
Aa3      5,000   Canadian Imperial Bank, Toronto,
                   8.15%, 4/25/11 ...............................     3,519,740
                 European Investment Bank,
AAA     22,800     8.50%, 8/30/05 ...............................    16,118,066
AAA      6,500     9.125%, 9/20/04 ..............................     4,571,334
A2       6,000   General Motors Acceptance Corp.,
                   6.40%, 9/05/03 ...............................     3,915,556
A        5,000   Greater Toronto Airport Authority,
                   6.45%, 12/03/27 ..............................     2,996,364
A        5,000   Hydro One Inc.,
                   7.15%, 6/03/10 ...............................     3,367,881
AA+      8,500   Kingdom of Sweden,
                   7.00%, 12/01/08 ..............................     5,811,595
BB-      4,500   Lindsey Morden Group Inc.,
                   7.00%, 6/16/08** .............................     1,908,604
                 Ontario School Board Financing Corp.,
AA-      3,335     6.25%, 10/19/16 ..............................     2,126,198
AA-      5,100     6.30%, 9/22/10 ...............................     3,317,033
                                                                    -----------
                                                                     56,836,590
                                                                    -----------
                 CANADIAN GOVERNMENT
                 SECURITIES--25.9%
        11,173   Canada Housing Trust I,
                   4.75%, 3/15/07** .............................     6,977,107
                 Canadian Government Bonds,
         3,224     4.00%, 12/01/31, RRB .........................     2,205,565
        25,000     5.00%, 9/01/04 ...............................    16,192,040
        15,000     5.50%, 6/01/10 ...............................     9,539,193
        14,715@    6.00%, 9/01/05 - 6/01/11 .....................     9,679,388
         6,240     8.00%, 6/01/23 ...............................     4,959,922
         5,000     8.75%, 12/01/05 ..............................     3,595,701
        13,600     9.00%, 12/01/04 ..............................     9,630,160
        44,500@    10.25%, 3/15/14 ..............................    39,482,078
                                                                    -----------
                                                                    102,261,154
                                                                    -----------

                 CANADIAN PROVINCIAL
                 SECURITIES--23.1%
                 MANITOBA--0.6%
AA-      4,000   Manitoba Province,
                   2.799%, 6/02/08 ..............................     2,536,386
                                                                    -----------
                 NEW BRUNSWICK--3.7%
                 New Brunswick Province,
AA-      4,000     5.80%, 7/12/11 ...............................     2,527,707
A1      14,600     10.125%, 10/31/11 ............................    12,027,424
                                                                    -----------
                                                                     14,555,131
                                                                    -----------
                 NEWFOUNDLAND--2.0%
Baa1    10,000   Newfoundland Province,
                   8.45%, 2/05/26 ...............................     7,787,104
                                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
  RATING*  (000)              DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 CANADIAN PROVINCIAL SECURITIES (CONT'D)
                 NOVA SCOTIA--8.2%
                 Nova Scotia Province,
A-    C$10,000     5.50%, 3/15/06 ...............................   $ 6,473,627
A-      20,000     6.40%, 9/01/10 ...............................    13,151,349
A-      15,000     9.60%, 1/30/22 ...............................    12,831,080
                                                                    -----------
                                                                     32,456,056
                                                                    -----------

                 ONTARIO--1.9%
AA       6,025   Ontario Province,
                   6.15%, 4/01/09 ...............................     3,874,614
AA       5,000   Toronto Metropolitan Municipality,
                   7.75%, 12/01/05 ..............................     3,467,887
                                                                    -----------
                                                                      7,342,501
                                                                    -----------

                 PRINCE EDWARD ISLAND--2.5%
A3      13,000   Prince Edward Island Province,
                   8.50%, 10/27/15 ..............................     9,956,993
                                                                    -----------

                 QUEBEC--1.6%
A+       7,500   Financement Quebec,
                   6.30%, 6/01/06 ...............................     4,991,071
A+       2,000   Quebec Province,
                   7.50%, 12/01/03 ..............................     1,345,226
                                                                    -----------
                                                                      6,336,297
                                                                    -----------

                 SASKATCHEWAN--2.6%
                 Saskatchewan Province,
A+       4,000     6.00%, 6/01/06 ...............................     2,634,327
A+      11,550     6.40%, 9/05/31 ...............................     7,426,478
                                                                    -----------
                                                                     10,060,805
                                                                    -----------

                 Total Canadian Provincial
                   Securities ...................................    91,031,273
                                                                    -----------

                 Total Canadian Securities
                   (cost $259,296,168) ..........................   250,129,017
                                                                    -----------

                 Total Long-Term Investments
                   (cost $432,971,541) ..........................   423,542,022
                                                                    -----------
                 SHORT-TERM INVESTMENTS--0.7%
                 REPURCHASE AGREEMENT--0.1%
       C$  600   Royal Bank of Canada, 2.18%
                   dated 4/30/02, due 5/01/02
                   in the amount of $382,700
                   (cost $382,677; collateralized
                   by C$573,000 Canadian Government
                   Bond, 6.00%, 9/01/05; value including
                   accrued interest $386,254) ...................   $   382,677
                                                                    -----------

                 DISCOUNT NOTE--0.5%
        $1,800   Federal Home Loan Bank,
                   1.79%, 5/01/02
                   (cost $1,800,000) ............................     1,800,000
                                                                    -----------

        CONTRACTS
        --------
                 OUTSTANDING CALL OPTIONS
                 PURCHASED--0.1%
           235   United States Treasury Bond,
                   30 Year Future,
                   expires 8/24/02 @ $102
                   (cost $353,381) ..............................       470,000
                                                                    -----------

                 Total Short-Term Investments
                   (cost $2,536,058) ............................     2,652,677
                                                                    -----------


                 Total investments before
                   outstanding options written--108.1%
                   (cost $435,507,599) ..........................   426,194,699
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       NOTIONAL
        AMOUNT                                                          VALUE
         (000)              DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------
                 OUTSTANDING OPTIONS WRITTEN--(0.3)%
                 CALL OPTIONS--(0.2)%
                 Interest Rate Swaps,
       $24,700     6.07%, over 3 month LIBOR,
                     expires 8/23/02 ............................  $   (482,317)
        10,000     5.46%, over 3 month LIBOR,
                     expires 10/15/02 ...........................      (118,448)
         9,000     5.65%, over 3 month LIBOR,
                     expires 12/03/04 ...........................      (174,395)
                                                                   ------------
                                                                       (775,160)
                                                                   ------------
                 PUT OPTIONS--(0.1)%
                 Interest Rate Swaps,
        99,000     3.98%, over 3 month LIBOR,
                     expires 6/05/02 ............................      (153,658)
         7,000     6.45%, over 3 month LIBOR,
                     expires 7/29/02 ............................       (21,953)
        10,000     6.76%, over 3 month LIBOR,
                     expires 10/15/02 ...........................       (44,920)
         9,000     6.65%, over 3 month LIBOR,
                     expires 12/03/04 ...........................      (210,192)
                                                                   ------------
                                                                       (430,723)
                                                                   ------------

                 Total outstanding options written
                   (premium received $1,605,111) ................    (1,205,883)
                                                                   ------------

                 Total investments, net of
                   outstanding options
                   written--107.8% ..............................   424,988,816

                 Other liabilities in excess
                   of other assets--(7.8)% ......................   (30,769,017)
                                                                   ------------

                 NET ASSETS--100% ...............................  $394,219,799
                                                                   =============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 3.8% of its net assets in securities restricted as to resale.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

--------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:
                REMIC -- Real Estate Mortgage Investment Conduit.
                RRB   -- Real Return Bond.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $435,507,599) (Note 1) .................................  $426,194,699
Canadian dollars, at value (cost $403,237) .....................       403,215
Cash ...........................................................        65,296
Interest receivable ............................................     7,200,491
Deposits with brokers as collateral for securities
  borrowed (Note 1) ............................................     2,800,000
Due from broker-variation margin (Notes 1 & 3) .................     1,462,121
Forward currency contracts-amounts receivable
  from counterparties ..........................................     1,430,138
Receivable for investments sold ................................       883,273
Unrealized appreciation on interest rate swaps
  (Notes 1 & 3) ................................................       448,115
Other assets ...................................................        76,942
                                                                  ------------
                                                                   440,964,290
                                                                  ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .........................    38,964,830
Payable for investments purchased ..............................     6,037,629
Outstanding options written, at value
  (premium received $1,605,111) (Notes 1 & 3) ..................     1,205,883
Investment advisory fee payable (Note 2) .......................       189,038
Interest payable ...............................................       102,362
Deferred directors fees (Note 1) ...............................        52,321
Administration fee payable (Note 2) ............................        31,506
Forward currency contracts-amount payable
  to counterparties ............................................        27,014
Other accrued expenses .........................................       133,908
                                                                  ------------
                                                                    46,744,491
                                                                  ------------
NET ASSETS .....................................................  $394,219,799
                                                                  ============
Net assets were comprised of:
  Common stock, at par (Note 5) ................................  $    344,497
  Paid-in capital in excess of par .............................   409,694,316
  Cost of 1,757,400 shares held in treasury ....................   (17,377,850)
                                                                  ------------
                                                                   392,660,963
  Undistributed net investment income ..........................    13,098,414
  Accumulated net realized loss ................................    (8,857,570)
  Net unrealized appreciation ..................................     9,173,580
  Accumulated net realized and unrealized
    foreign currency loss ......................................   (11,855,588)
                                                                  ------------
Net assets, April 30, 2002 .....................................  $394,219,799
                                                                  ============
NET ASSET VALUE PER SHARE:
  ($394,219,799 / 34,449,693 shares of
  common stock issued and outstanding) .........................        $11.44
                                                                        ======

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including discount/premium
  accretion/amortization of $234,867
  and net of interest expense of $1,166,856) ...................  $ 27,757,433
                                                                  ------------
Operating expenses
  Investment advisory ..........................................     1,147,874
  Administration ...............................................       191,312
  Custodian ....................................................       111,000
  Independent accountants ......................................        49,000
  Reports to shareholders ......................................        35,000
  Directors ....................................................        30,000
  Transfer agent ...............................................        23,000
  Registration .................................................        16,000
  Legal ........................................................        15,000
  Miscellaneous ................................................        73,385
                                                                  ------------
  Total operating expenses .....................................     1,691,571
                                                                  ------------
Net investment income ..........................................    26,065,862
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on:
  Investments ..................................................      (725,808)
  Options written ..............................................       374,303
  Interest rate swaps ..........................................       261,129
  Short sales ..................................................       111,113
  Foreign currency .............................................    (3,547,041)
  Futures ......................................................    (5,274,077)
                                                                  ------------
                                                                    (8,800,381)
                                                                  ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................   (16,503,820)
  Foreign currency .............................................    10,375,562
  Short sales ..................................................       646,903
  Options written ..............................................       399,228
  Futures ......................................................       166,854
  Interest rate caps ...........................................        48,552
  Interest rate swaps ..........................................      (585,677)
                                                                  ------------
                                                                    (5,452,398)
                                                                  ------------
Net loss on investments and foreign currency
  transactions .................................................   (14,252,779)
                                                                  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................  $ 11,813,083)
                                                                  ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations ...........  $ 11,813,083
                                                                  ------------
Decrease in investments ........................................    72,421,153
Net realized loss ..............................................     8,800,381
Decrease in unrealized appreciation ............................     5,452,398
Decrease in interest rate swaps ................................       585,677
Decrease in interest rate cap ..................................             2
Increase in receivable for forward currency contracts ..........    (1,430,138)
Increase in receivable for investments sold ....................      (876,497)
Decrease in deposits with brokers ..............................    14,743,258
Increase in due from broker-variation margin ...................    (1,554,113)
Decrease in interest receivable ................................       915,097
Decrease in other assets .......................................         6,268
Increase in payable for investments purchased ..................     6,037,629
Decrease in payable for forward currency contracts .............    (1,069,123)
Decrease in interest payable ...................................      (390,978)
Increase in options written ....................................     1,205,883
Decrease in other accrued expenses .............................      (197,842)
Decrease in payable for investments sold short .................    (7,913,700)
                                                                  ------------
  Total adjustments ............................................    96,735,355
                                                                  ------------
Net cash flows provided by operating activities ................  $108,548,438
                                                                  ============

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY
Net cash flows provided by operating activities ................  $108,548,438
                                                                  ------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ....................   (97,420,257)
  Cash dividends paid ..........................................   (12,967,448)
Cost of Trust shares reacquired ................................    (2,381,796)
                                                                  ------------
Net cash flows used for financing activities ...................  (112,769,501)
                                                                  ------------
Effect of changes in exchange rate .............................     3,890,652
                                                                  ------------
  Net decrease in cash and foreign currency ....................      (330,411)
  Cash and foreign currency at beginning of period .............       798,922
                                                                  ------------
  Cash and foreign currency at end of period ...................  $    468,511
                                                                  ============
--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                      APRIL 30,     OCTOBER 31,
                                                        2002           2001
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ..........................  $ 26,065,862   $ 30,135,536
  Net realized loss ..............................    (8,800,381)   (10,040,779)
  Net change in unrealized
    appreciation (depreciation) ..................    (5,452,398)    21,488,649
                                                    ------------   ------------
  Net increase in net assets resulting from
    operations ...................................    11,813,083     41,583,406
                                                    ------------   ------------
Dividends and distributions:
  Dividends from net investment income ...........   (12,967,448)    (7,856,896)
  Tax return of capital distributions ............            --    (18,735,119)
                                                    ------------   ------------
  Total dividends and
    distributions ................................   (12,967,448)   (26,592,015)
                                                    ------------   ------------
Cost of Trust shares reacquired ..................    (2,381,796)      (886,314)
                                                    ------------   ------------
Total increase (decrease) ........................    (3,536,161)    14,105,077

NET ASSETS
Beginning of period ..............................   397,755,960    383,650,883
                                                    ------------   ------------
End of period (including undistributed
  net investment income of $13,098,414 and
  $0, respectively) ..............................  $394,219,799   $397,755,960
                                                    ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SIX MONTHS
                                                          ENDED                         YEAR ENDED OCTOBER 31,
                                                        APRIL 30,      --------------------------------------------------------
                                                          2002           2001        2000        1999        1998        1997
                                                        --------       --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................  $  11.47       $  11.03)   $  11.45    $  11.88    $  12.47    $  12.33
                                                        --------       --------    --------    --------    --------    --------
Net investment income (net of interest
  expense of $0.03, $0.29, $0.32, $0.28,
  $0.26, and $0.22, respectively) ....................       .76            .87         .70         .84         .78         .89
Net realized and unrealized gain (loss) ..............      (.42)           .34        (.31)       (.46)       (.53)        .09
                                                        --------       --------    --------    --------    --------    --------
Net increase from investment operations ..............       .34           1.21         .39         .38         .25         .98
                                                        --------       --------    --------    --------    --------    --------
Dividends and distributions:
  Dividends from net investment income ...............      (.38)          (.23)       (.39)       (.84)       (.81)       (.84)
  Distributions in excess of net investment income ...        --             --          --          --        (.03)         --
  Distributions from net realized gains ..............        --             --        (.04)         --          --          --
  Tax return of capital distributions ................        --           (.54)       (.41)         --          --          --
                                                        --------       --------    --------    --------    --------    --------
Total dividends and distributions ....................      (.38)          (.77)       (.84)       (.84)       (.84)       (.84)
                                                        --------       --------    --------    --------    --------    --------
Increase resulting from Trust shares repurchased .....       .01             **         .03         .03          --          --
                                                        --------       --------    --------    --------    --------    --------
Net asset value, end of period* ......................  $  11.44       $  11.47)   $  11.03    $  11.45    $  11.88    $  12.47
                                                        ========       ========    ========    ========    ========    ========
Per share market value, end of period* ...............  $  10.17       $  10.41    $   9.75    $   9.69    $   9.88    $  10.56
                                                        ========       ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN+ .............................      1.37%         15.09%       9.82%       6.70%       1.34%      13.23%
                                                        ========       ========    ========    ========    ========    ========

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...................................      0.88%+++       1.01%       0.88%       0.85%       0.88%       0.93%
Operating expenses and interest expense ..............      1.49%+++       3.62%       3.76%       3.18%       3.01%       2.74%
Net investment income ................................     13.62%+++       7.76%       6.14%       7.14%       6.39%       7.30%
SUPPLEMENTAL DATA:
Average net assets (000) .............................  $385,796       $388,478    $396,157    $426,283    $444,051    $440,465
Portfolio turnover ...................................        24%            83%         82%        186%        153%        146%
Net assets, end of period (000) ......................  $394,220       $397,756    $383,651    $406,178    $430,107    $451,419
Reverse repurchase agreements outstanding,
  end of period (000) ................................  $ 38,965       $136,385    $178,033    $149,346    $173,520    $206,126
Asset coverage++ .....................................  $ 11,117       $  3,916    $  3,155    $  3,720    $  3,479    $  3,190

----------

* Net asset value and market value published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

**  Less than $.005 per share.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results. Total investment return for the period of less than one full year is not annualized.

++  Per $1,000 of reverse repurchase agreement outstanding.

+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock North American Government Income Trust Inc., (the "Trust"), a Maryland corporation, is a non-diversified, closed-end management investment company. The current investment objective of the Trust is to manage a portfolio of investment grade securities to achieve high monthly income consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale trans action, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates.

Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily per formed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

     Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

     (i)  market   value   of   investment   securities,    other   assets   and
     liabilities--at the New York City noon rates of exchange.

     (ii) purchases and sales of investment securities,  income and expenses--at
     the  rates  of  exchange   prevailing  on  the  respective  dates  of  such
     transactions.

     The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

     Net realized and unrealized foreign exchange gains of $6,828,521 include realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

     The exchange rate for the Canadian dollar at April 30, 2002 was US$0.6378 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

     No provision has been made for U.S. income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended april 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $1,147,874, $2,337,271,
$2,390,043 and $2,566,126, respectively. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets. The total dollar amounts paid to PI by the Trust under the Administration Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $191,312, $389,545,
$398,340 and $427,688, respectively.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES AND OTHER INVESTMENTS

Purchases and sales of investment securities,  other than short-term investments
and  dollar  rolls,   for  the  six  months  ended  April  30,  2002  aggregated
$110,937,662 and $158,137,022, respectively.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against an affiliate of PNC or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at April 30, 2002 was $417,867,329, and accordingly, net unrealized appreciation for federal income tax purposes was $8,327,370 (gross unrealized appreciation $22,383,595; gross unrealized depreciation $14,056,225).

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $3,704,000 of which approximately $3,085,000 will expire in 2008 and approximately $619,000 will expire in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     Details of open financial futures contracts at April 30, 2002 were as follows:

                                     VALUE AT       VALUE AT        UNREALIZED
 NUMBER OF             EXPIRATION      TRADE        APRIL 30,      APPRECIATION
 CONTRACTS   TYPE         DATE         DATE           2002        (DEPRECIATION)
 --------   ------      --------   ------------   ------------      ----------
Long positions:
   1,040  30 Yr. U.S.
            T-Bond      June '02   $106,849,463   $106,405,000      $(444,463)
    200   10 Yr. U.S.
            T-Note      June '02     20,555,309     21,112,500        557,191
    500     Bank
          Acceptance    Dec '02      75,789,026     75,500,559       (288,467)
                                                                 ------------
                                                                    $(175,739)
                                                                 ============

   Details of open forward currency contracts at April 30, 2002 were as follows:

                                   VALUE AT         VALUE AT        UNREALIZED
SETTLEMENT       CONTRACT         SETTLEMENT       APRIL 30,       APPRECIATION
   DATE         TO RECEIVE           DATE             2002        (DEPRECIATION)
 --------        --------          --------          -------        ----------
Purchased:
 05/06/02     C$ 69,890,000     $ 43,663,785     $ 44,571,778       $  907,993
 05/21/02       165,000,000      104,721,678      105,205,167          483,489
Sold:
 05/06/02        25,000,000       15,982,202       15,943,546           38,656
 05/06/02         3,000,000        1,886,211        1,913,225          (27,014)
                                                                    -----------
                                                                    $1,403,124
                                                                    ==========

   Details of open interest rate swaps at April 30, 2002 were as follows:

NOTIONAL
 AMOUNT            FIXED           FLOATING         TERMINATION      UNREALIZED
 (000)             RATE              RATE              DATE         APPRECIATION
 ------          ---------         --------           -------         --------
  $9,000         5.71%(a)        3-month LIBOR       05/22/06         $382,914
   5,200         5.73%(a)        3-month LIBOR       12/14/11           65,201
                                                                      --------
                                                                      $448,115
                                                                      ========

----------
(a)  Trust pays floating interest rate and receives fixed rate.

     Transactions in options written during the period ended April 30, 2002, were as follows:

                                                       NOTIONAL
                                                        AMOUNT        PREMIUM
                                                         (000)        RECEIVED
                                                       ---------     ----------
Options outstanding at October 31, 2001                      --              --
Options written                                        $299,500      $2,128,907
Options terminated in closing purchase transactions    (130,800)       (523,796)
                                                       ---------     ----------
Options outstanding at April 30, 2002                  $168,700      $1,605,111
                                                       ========      ==========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of United States reverse repurchase agreements outstanding during the six months ended April 30, 2002 was approximately $46,661,000 at a weighted average interest rate of approximately 2.02%. The average daily balance of Canadian reverse repurchase agreements outstanding during the six months ended April 30, 2002 was approximately C$77,580,000 at a weighted average interest rate of 2.38%. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the year was $180,059,972 as of November 30, 2001, which was 31% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into any dollar roll transactions during the six months ended April 30, 2002.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 34,449,693 shares outstanding at April 30, 2002, the Advisor owned 7,093 shares.

     During the six months ended April 30, 2002, the Trust repurchased a total of 238,100 shares of its outstanding common stock at a cost of $2,381,796, at an average discount of approximately 9.8% from its net asset value. These shares are being held in treasury.

NOTE 6. DIVIDENDS

Subsequent to April 30, 2002, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0625 per share payable May 31, 2002 to shareholders of record on May 15, 2002.

NOTE 7. COMMITMENT

On October 9, 1997, the Trust entered into a commitment to purchase an aggregate of up to $22,000,000 of Overseas Private Investment Corp. securities prior to the commitment expiration on September 30, 2003. To date, the Trust has purchased such securities with a market value of $10,004,553 at April 30, 2002.

NOTE 8. SUBSEQUENT EVENT

Subsequent to April 30, 2002, the Board of Directors of the Trust unanimously approved a Special Meeting of Stockholders of the Trust scheduled to be held on Wednesday, July 31, 2002. Stockholders are being asked to vote on restructuring changes to (i) the Trust's investment objective, and (ii) several of the Trust's fundamental investment restrictions.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOMETRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

From October 31, 2001 to April 30, 2002 there have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

On June 4, 2002 the Board of Directors of the Trust unanimously approved a Special Meeting of Stockholders of the Trust scheduled to be held on Wednesday, July 31, 2002, and fixed the close of business on June 24, 2002, as the record date for the determination of stockholders of the Trust entitled to notice of and to vote at the Meeting. Stockholders are being asked to vote on changes to
(i) the Trust's Investment objective, and (ii) several of the Trust's fundamental investment restrictions.

Quarterly   performance  and  other  information  regarding  the  Trust  may  be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect two Directors as follows:

DIRECTOR:                              CLASS           TERM           EXPIRING
-------                               ------           -----          --------
Richard E. Cavanagh ..............       I            3 years           2005
James Clayburn La Force, Jr. .....       I            3 years           2005

Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

Shareholders elected the two Directors. The results of the voting were as follows:

                                     VOTES FOR     VOTES AGAINST     ABSTENTIONS
                                    -----------    -------------    ------------
Richard E. Cavanagh ..............  25,280,838          --             349,674
James Clayburn La Force, Jr. .....  25,281,367          --             349,145

Laurence D. Fink, Chairman of the Trust's Board of Directors, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor:Laurence D. Fink--Chief Executive Officer, Ralph L.Schlosstein--Director and President, Robert S. Kapito--Director and Vice Chairman, Henry Gabbay--Managing Director, and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock North American Government Income Trust's current investment objective is to manage a portfolio of investment grade securities to achieve high monthly income consistent with preservation of capital. The Trust currently seeks to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:
PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust currently invests primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "Baa" by Moody's, or securities which BlackRock deems of comparable quality. Examples of types of securities in which the Trust may invest include Canadian and U.S. Government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, Canadian corporate bonds, U.S. Government securities, securities backed by U.S. Government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor currently seeks to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust currently seeks to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Advisor has the opportunity to hedge against currency risks associated with Canadian securities, the Trust currently is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Advisor will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A.. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is allowed to leverage at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust currently is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust currently invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):     Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES: Canadian mortgage  instruments that are guaranteed
                              by  the  Canadian  Mortgage  Housing   Corporation
                              (CMHC), a federal agency backed by the full faith and credit of the Canadian Government.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):           Mortgage-backed securities which separate mortgage
                              pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):     Mortgage-backed  securities  secured  or backed by
                              mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              Government,    or   one   of   its   agencies   or
                              instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:     Mortgage  securities  including  CMBS that receive
                              only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING
RATE MORTGAGE:                Mortgage  instruments  with coupons that adjust at
                              periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:    Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as strips.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                   In a reverse repurchase agreement, the Trust sells
                              securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                   Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

---------
BlackRock
---------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock at market prices.

                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[RECYCLE LOGO] Printed on recycled paper                             092475-10-2


    ---------
THE BlackRock
    ---------
NORTH AMERICAN
GOVERNMENT
INCOME TRUST INC.
=======================
SEMI-ANNUAL REPORT
APRIL 30, 2002


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